Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

(a)

Dividends: On January 17, 2018, the board of directors of the Partnership declared a cash distribution of $0.08 per common unit for the fourth quarter of 2017. The fourth quarter common unit cash distribution was paid on February 13, 2018, to unit holders of record on February 2, 2018.

(b)

Dividends: On January 17, 2018, the board of directors of the Partnership declared a cash distribution of $0.21375 per Class B unit for the fourth quarter of 2017. The cash distribution was paid on February 9, 2018, to Class B unit holders of record on February 2, 2018.

(c)

Acquisition of vessels:

On January 17, 2018 the Partnership acquired the eco-type crude tanker Aristaios (113,689 dwt, Ice Class 1C, built 2017, Daehan Shipbuilding Co. Ltd., S.Korea) for a total consideration of $52,500 from CMTC. The M/T Aristaios is currently employed under a time charter to Tesoro Far East Maritime Company (‘Tesoro’) at a gross daily rate of $26.4. The Tesoro charter commenced in January 2017 with duration of five years +/-45 days. The Partnership financed the acquisition with $24,167 in cash and the assumption of a $28,333 term loan under a credit facility previously arranged by CMTC with Credit Agricole Corporate and Investment Bank and ING Bank NV. The term loan bears interest at LIBOR plus a margin of 2.85% and is payable in twelve consecutive semi-annual instalments of approximately $917 beginning in July 2018, plus a balloon payment payable together with the last semi-annual instalment due in January 2024. The term loan is subject to ship finance covenants similar to the covenants applicable under our existing facilities.

On January 22, 2018, the Partnership agreed to acquire, conditional upon the successful completion of the sale of the M/T Aristotelis, the M/T Anikitos an eco-type MR product tanker (50,082 dwt IMO II/III Chemical Product Tanker built 2016, Samsung Heavy Industries (Ningbo) Co., Ltd.) for a total consideration of $31,500, from CMTC. The M/T Anikitos is currently employed under a time charter, at a gross daily rate of $15.3 with earliest charter expiry in June 2020. The charterer has the option to extend the time charter for eighteen months (+/-30 days) at the same gross daily rate. The Partnership intents to fund the acquisition through the net proceeds to be received from the sale of M/T Aristotelis, available cash and the assumption of a term loan under our “2015 credit facility” (see Note 7), previously arranged by CMTC with ING Bank NV at an amount representing approximately 50% of the vessel’s charter free market value at the time of the dropdown. The term loan is non-amortizing for a period of two years from the anniversary of the dropdown with an expected final maturity date in June 2023 and bears interest at LIBOR plus a margin of 2.50%. The Partnership expects to take delivery of M/T Anikitos in March 2018, following the delivery of the M/T Aristotelis to its new owner.